EXHIBIT 99.1

Investor Presentation OCTOBER 2018 onelibertyproperties.com

◆ 2 TABLE OF CONTENTS DESCRIPTION PAGE Table of Contents 2 Safe Harbor Disclosure 3 Company Overview 4 Experienced Management Team 5 Attractive Portfolio Fundamentals 6 Portfolio Detail 7 Diversified Portfolio 8 Diversified Tenant Base 9 Financial Summary 10 Targeting Long Term Total Return 11 Growth in Operations 12 - 13 Growth Oriented Balance Sheet 14 Mortgage Debt Maturities 15 Lease Maturity Profile 16 Stable Occupancy 17 Strong Rental Income Growth 18 Acquisition Track Record 19 DESCRIPTION PAGE Recent Acquisitions 20 Recent Dispositions 21 Recent Mortgages 22 Case Studies: Acquisition – Pennsburg, PA 23 Disposition – Milwaukee, WI 24 Blend & Extend – L3 Technologies, Inc. 25 Summary 26 APPENDIX Top Tenant Profiles: Havertys Furniture 29 LA Fitness 30 Northern Tool & Equipment 31 Regal Entertainment Group 32 Ferguson Enterprises 33 GAAP Reconciliation to FFO & AFFO 35

◆ 3 The statements in this presentation, including targets and assumptions, state the Company’s and management’s hopes, intentions, beliefs, expectations or projections of the future and are forward - looking statements. It is important to note that the Company’s actual results could differ materially from those projected in such forward - looking statements. Factors that could cause actual results to differ materially from current expectations include the key assumptions contained within this presentation, general economic conditions, local real estate conditions, increases in interest rates, tenant defaults, non - renewals and/or bankruptcies, and increases in operating costs and real estate taxes. Additional information concerning factors that could cause actual results to differ materially from those forward - looking statements is contained in the Company’s SEC filings , and in particular the sections of such documents captioned “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. Copies of the SEC filings may be obtained from the Company or the SEC. The Company does not undertake to publicly update or revise any forward - looking statements (including statements with respect to the purchase of two properties under contract), included in this presentation, whether as a result of new information, future events or otherwise. SAFE HARBOR

◆ 4  Fundamentals – focused real estate company  Disciplined track record through various economic cycles  Active net lease strategy with emphasis on industrial properties  Experienced management team  Alignment of interests through significant insider ownership COMPANY OVERVIEW

◆ 5 Patrick J. Callan, Jr. President & CEO  Chief Executive Officer since 2008, President since 2006, Director since 2002  Senior Vice President of First Washington Realty Inc. from 2004 to 2005. A joint venture with CalPERS that controlled 100 shopping centers (13 million square feet) which was sold for $2.6 billion to Regency Centers/Macquarie  Vice President of Kimco Realty Corporation (NYSE: KIM) from 1998 to 2004, joined in 1987. Responsible for a $3 billion, 200+ shopping center portfolio Lawrence G. Ricketts, Jr. COO & EVP  Chief Operating Officer since 2008 and Executive Vice President since 2006 (Vice President since 1999)  Over $3 billion of transaction experience in acquisitions, dispositions and financings David W. Kalish, CPA SVP & CFO  Senior Vice President and Chief Financial Officer since 1990  Senior Vice President, Finance of BRT Apartments Corp. (NYSE: BRT) since 1998 and Senior Vice President and Chief Financial Officer of the managing general partner of Gould Investors L.P. since 1990 Matthew J. Gould Chairman  Chairman of the Board since June 2013 and Vice Chairman from 2011 through 2013. President and Chief Executive Officer from 1989 to 1999; Senior Vice President from 1999 to 2011  Senior Vice President of BRT Apartments Corp. (NYSE: BRT) since 1993 and Director since 2004  Chairman of the managing general partner of Gould Investors L.P. since January 2013 and President and CEO from 1997 to 2012 Fredric H. Gould Vice Chairman  Vice Chairman of the Board since June 2013. Chairman of the Board from 1989 to 2013  Chairman of BRT Apartments Corp. (NYSE: BRT) from 1984 to April 2013 and Director since 1984  Chairman Emeritus of the managing general partner of Gould Investors L.P. since January 2013 and Chairman from 1997 to 2013  Director of EastGroup Properties, Inc. (NYSE: EGP) since 1998 EXPERIENCED MANAGEMENT TEAM

◆ 6 Total Square Footage 10.2 M Number of Properties 119 Current Occupancy 99.0% Contractual Rental income (2) $70.7 M Lease Term Remaining 8.2 Years Forbo – Charlotte, NC Saddle Creek Logistics – Scranton, PA (1) Information presented as of June 30, 2018, including four properties owned by unconsolidated joint ventures (2) Our contractual rental income represents, after giving effect to any abatements, concessions or adjustments, the base rent payable to us for the 12 months ending June 30, 2019 under leases in effect at June 30, 2018 and excludes approximately $598,000 of straight - line rent and $1.1 million of amortization of intangibles. In addition, we have included our $1.7 million share of the base rent payable to our unconsolidated joint ventures for the 12 months ending June 30, 2019. We have excluded our share of the $658,000 base rent payable and the 750,300 square foot unconsolidated joint venture property in Milwaukee, WI which was sold on July 31, 2018. ATTRACTIVE PORTFOLIO FUNDAMENTALS (1)

PORTFOLIO DETAIL

ONE LIBERTY PROPERTIES, INC.

Type of Property	Number of Properties	Contractual Rental Income[1]	% of Contractual Rental Income
Retail – General	38	$ 17,081,417	24.1%
– Furniture	14	6,109,003	8.6
– Supermarket	3	2,878,515	4.1
– Office Supply	7	2,271,323	3.2
Industrial	30	26,500,424	37.5
Restaurants	16	3,500,287	4.9
Health & Fitness	3	3,078,376	4.4
Theater	2 [2]	2,420,046 [3]	3.4
Other [4]	6	6,910,309	9.8
	119	$70,749,700	100.0%

(1) Our contractual rental income represents, after giving effect to any abatements, concessions or adjustments, the base rent payable to us for the 12 months ending June 30, 2019 under leases in effect at June 30, 2018 and excludes approximately $598,000 of straight-line rent and $1.1 million of amortization of intangibles. In addition, we have included our $1.7 million share of the base rent payable to our unconsolidated joint ventures for the 12 months ending June 30, 2019. We have excluded our share of the $658,000 base rent payable and the 750,300 square foot unconsolidated joint venture property in Milwaukee, WI which was sold on July 31, 2018.

(2) Though we have three theaters, one is part of a multi-tenant shopping center property in Manahawkin, NJ and is therefore excluded from this column

(3) The contractual rental income associated with the theater in Manahawkin, NJ is included

(4) Other is comprised of ground leases of apartment complexes, an assisted living facility, an office, and land held through an unconsolidated joint venture

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◆ 8  Geographically diverse footprint  Own 119 properties in 30 states  Strong markets drive value Highest State Concentration by Contractual Rental Income State Number of Properties Contractual Rental Income % Contractual Rental Income Texas 11 $7,971,183 11.3% Pennsylvania 11 5,373,016 7.6 South Carolina 6 5,326,335 7.5 New York 8 5,263,365 7.4 Ohio 9 4,306,667 6.1 45 $28,240,566 39.9% DIVERSIFIED PORTFOLIO

◆ 9 DIVERSIFIED TENANT BASE Top Tenants Number of Locations Contractual Rental Income % of Contractual Rental Income Haverty Furniture Companies, Inc. (NYSE: HVT) 11 $ 4,842,846 6.8% LA Fitness International , LLC 3 3,078,376 4.4 Northern Tool & Equipment 1 2,841,400 4.0 Regal Entertainment Group 3 2,420,046 3.4 Ferguson Enterprises, Inc. 1 2,346,630 3.3 19 $15,529,298 21.9%

◆ 10 Power Distributors / Keystone Automotive – Des Moines, IA Dufresne Spencer Group – Memphis, TN FINANCIAL SUMMARY Market Cap (1) $517.4 M Shares Outstanding (1) 19.3 M Insider Ownership (2) 21.5% Current Annualized Dividend $1.80 Dividend Yield (3) 6.7% (1) Market cap is calculated using the shares outstanding and the closing OLP stock price of $26.78 at September 27, 2018 (2) Calculated as of September 27, 2018 (3) Based on the closing OLP stock price of $26.78 at September 27, 2018

◆ 11 TARGETING LONG TERM TOTAL RETURN Consistent driver of long term stockholder value 13.5% 10.1% 7.9% 0% 2% 4% 6% 8% 10% 12% 14% OLP S&P 500 NAREIT Equity Index 10 - Year Annualized Total Return (1) (1) Performance period ended June 30, 2018

◆ 12 GROWTH IN OPERATIONS (1) $1.75 (3) $1.97 (3) $1.90 $1.94 $1.20 $1.40 $1.60 $1.80 $2.00 2014 2015 2016 2017 Historical FFO Per Share (2) $1.84 $1.92 $1.99 $2.09 $1.50 $1.70 $1.90 $2.10 2014 2015 2016 2017 Historical AFFO Per Share (2) (1) For the years ended December 31 (2) A reconciliation of net income per diluted share, as determined in accordance with GAAP, to FFO per diluted share and AFFO pe r d iluted share, may be found at the end of this presentation (3) FFO includes $1.3 million or $0.08 per share, and $2.9 million or $0.17 per share, in 2014 and 2015, respectively, of lease t erm ination fees (4) Impacting the changes in the FFO and AFFO payout ratio are distributions of capital gains from property sales, which gains ar e e xcluded from the calculation of FFO and AFFO FFO Payout (4) 2014 86% 2015 80% 2016 87% 2017 90% AFFO Payout (4) 2014 82% 2015 82% 2016 83% 2017 83% For the Six Months Ended June 30, 2018: FFO – $1.01 AFFO – $1.07

◆ 13 GROWTH IN OPERATIONS (1) $1.50 $1.58 $1.66 $1.74 $1.00 $1.20 $1.40 $1.60 $1.80 2014 2015 2016 2017 Increase in Dividend Per Share Current Annualized Dividend: $1.80 (1) For the years ended December 31

◆ 14 GROWTH ORIENTED BALANCE SHEET AS AT JUNE 30, 2018 Gross Assets (1) $868.4 M Total Debt/Gross Assets (2) 49.7% Fixed Rate Debt 95.3% Debt Service Coverage Ratio (3) 2.3 to 1.0 Fixed Charge Coverage Ratio (3) 2.0 to 1.0 FFO Payout 89.0%  Liquidity available to acquire in excess of an estimated $150.0 million of properties as of October 1, 2018  $100 million available as of October 1, 2018 on Line of Credit (1) Gross assets represent total assets plus accumulated depreciation of $116.5 million (2) Total debt includes our share ( i.e. $15.6 million) of debt of our unconsolidated joint ventures (3) Calculated in accordance with the terms of our credit facility

◆ 15 MORTGAGE DEBT MATURITIES AS AT JUNE 30, 2018 (1)  Weighted average interest rate of 4.2% on fixed rate debt  There is approximately $11.4 million ($0.59 per share) of scheduled amortization of mortgages for the twelve months ending June 30, 2019 $2.9 (2) $3.5 $2.1 $14.0 (3) $30.9 $228.9 $0 $50 $100 $150 $200 $250 2019 2020 2021 2022 2023 2024 & Beyond ($ in millions) Balloon Payments Due For the Twelve Months Ending June 30 (1) Includes our share of the mortgage debt of our unconsolidated joint ventures (2) These mortgages were paid off in July 2018 (3) Includes $3.2 million that was paid off in connection with the sale of an unconsolidated joint venture property in July 2018

◆ 16 LEASE MATURITY PROFILE (1) Our contractual rental income represents, after giving effect to any abatements, concessions or adjustments, the base rent pa yab le to us for the year ending December 31, 2018 under leases in effect at March 31, 2018 and excludes approximately $793,000 of straight - line rent and $1.0 mi llion of amortization of intangibles. In addition, we have included our $2.4 million share of the base rent payable to our unconsolidated joint ventu res for the year ending December 31, 2018. (2) Though we have three theaters, one is part of a multi - tenant shopping center property in Manahawkin, NJ and is therefore exclude d from this column (3) The contractual rental income associated with the theater in Manahawkin, NJ is included in this row 12 Months Ending June 30 , Number of Expiring Leases Contractual Rental Income Under Expiring Leases % of Contractual Rental Income Represented by Expiring Leases Approximate Square Feet Subject to Expiring Leases 2019 23 $ 1,556,564 2.2% 401,281 2020 16 2,241,308 3.2 229,638 2021 19 4,080,855 5.8 500,244 2022 25 8,326,030 11.8 1,395,738 2023 20 10,468,719 14.8 1,493,489 2024 15 5,754,521 8.1 648,049 2025 10 5,085,781 7.2 484,815 2026 8 3,523,673 5.0 230,189 2027 8 2,765,415 3.9 415,981 2028 10 7,541,607 10.6 1,079,941 2029 & Beyond 26 19,405,227 27.4 3,198,997 180 $70,749,700 100.0% 10,078,362

◆ 17 STABLE OCCUPANCY (1)(2) 98.0% 99.0% 98.9% 98.1% 98.8% 99.6% 98.6% 98.3% 97.3% 99.3% 80.0% 90.0% 100.0% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 (1) As at December 31 (2) Based on square footage, including 100% our unconsolidated joint ventures At June 30, 2018: Occupancy – 99.0%

◆ 18 STRONG RENTAL INCOME GROWTH (1)(2) $44.4 $42.8 $49.3 $56.6 $59.0 $64.2 $68.2 $35 $40 $45 $50 $55 $60 $65 2011 2012 2013 2014 2015 2016 2017 ($ in millions) (1) As at December 31 (2) Includes straight - line rent accruals and amortization of intangibles As of the Six Months Ended June 30, 2018: Rental Income – $35.3M

◆ 19 ACQUISITION TRACK RECORD  Current acquisitions of $18.2 million through September 30, 2018 and two industrial properties under contract for an aggregate purchase price of $20.2 million  Current pipeline of diverse opportunities in excess of $225.0 million $29.6 (1) $44.6 $107.5 $56.8 $95.2 (1) $118.6 $43.2 $0 $20 $40 $60 $80 $100 $120 2011 2012 2013 2014 2015 2016 2017 ($ in millions) Acquisitions per Year (1) Includes our 50% share of an unconsolidated joint venture property in (a) Savannah, GA acquired in 2011 and (b) Manahawkin, N J a cquired in 2015

RECENT ACQUISITIONS

ONE LIBERTY PROPERTIES, INC.

Date Acquired	Property Type	Tenant (or d/b/a)	MSA	State	Current Lease Expiration	Purchase Price (in '000s)	Yield[(1)]	Financing Info (at time of purchase) (in '000s)
06/07/18	Industrial	Plymouth Industries	Minneapolis	MN	06/30/33	$ 5,500	8.5%	All cash
03/28/18	Industrial	Campania International / U.S. Tape	Philadelphia	PA	03/31/28	$12,675	7.5%	All cash
10/10/17	Industrial	Dufresne Spencer Group Holdings	Memphis	TN	10/09/27	$ 8,000	7.8%	All cash
06/20/17	Industrial	Power Distributors / Keystone Automotive	Des Moines	IA	10/31/23-02/28/30	$14,700	7.4%	All cash
06/09/17	Industrial	Saddle Creek Logistics	Scranton	PA	02/28/22	$11,750	8.0%	All cash
05/25/17	Industrial	Forbo	Charlotte	NC	05/31/25	$ 8,700	7.3%	$5,190 mortgage
09/01/16	Industrial	Famous Footwear / Caleres	Nashville	TN	06/30/31	$32,734	6.4%	$21,288 mortgage
08/16/16	Other	The Vue Apartments	Cleveland	OH	08/15/46	$13,896	9.4%	All cash
08/12/16	Retail	Burlington / Micro Center	Minneapolis	MN	07/31/19-01/31/20	$14,150	7.9%	All cash
08/02/16	Other	The Briarbrook Apartments	Chicago	IL	07/31/46	$10,530	9.4%	All cash
06/16/16	Retail[(2)]	Advance Auto – 4 sites	Various	OH	12/31/25-12/31/26	$ 6,523	6.8%	$4,300 mortgage
06/03/16	Industrial	The Toro Company	El Paso	TX	06/30/22	$23,695	7.7%	All cash

(1) Yield represents the annualized straight-line rent over the remaining term of the lease, divided by the purchase price

(2) Represents four properties with four individual mortgages which are cross-collateralized

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◆ 21 RECENT DISPOSITIONS Date Sold Date Acquired Property Type Tenant (or d/b/a) MSA State Gross Sales Price (in ‘000s) Net Gain (Loss) (in ‘000s) 09/14/18 03/24/15 Other The Meadows Apartments Lake County IL $ 8,425 $4,551 07/31/18 08/13/04 Industrial Caterpillar Mining Milwaukee WI $13,275 $3,973 (1) 04/05/18 09/27/06 Retail K - Mart Savannah GA $ 2,800 $ 141 (2) 01/30/18 11/13/12 Retail Shopping Center Houston TX $ 9,200 $2,408 (3) 11/14/17 09/12/13 Restaurant Former Joe’s Crab Shack Ann Arbor MI $ 2,300 $ (153) 08/31/17 09/14/11 Retail Former hhgregg, Inc. Niles IL $ 5,000 $1,089 07/14/17 06/30/10 Retail Kohls Kansas City MO $10,250 $2,180 05/08/17 04/08/96 Retail Former Sports Authority Denver CO $ 9,500 $6,568 (1) Represents 100% of the gain on the sale of property held by an unconsolidated joint venture in which we have a 50% interest. Our share of the gain was $2.0 million. (2) Represents 100% of the gain on the sale of a building and a portion of land held by an unconsolidated joint venture in which we have a 50% interest. Our share of the gain was $70,500. (3) Represents 100% of the gain on the sale of a property owned by a consolidated joint venture in which we had an 85% interest. Ou r share of the gain was $1.6 million.

RECENT MORTGAGES

ONE LIBERTY PROPERTIES, INC.

Date Financed	Property Type	Tenant (or d/b/a)	MSA	State	Amount (in '000s)	Mortgage Maturity	Interest Rate
09/07/18	Industrial	Plymouth Industries	Minneapolis	MN	$3,325	10/01/33	4.46%
07/26/18	Industrial	Campania International / U.S. Tape	Philadelphia	PA	$8,238	08/01/29	4.65%
07/26/18	Industrial	Cedar Graphics / Monarch Metals	Ronkonkoma	NY	$5,750	08/01/28	4.55%
05/04/18[1]	Retail	K-Mart	Winston-Salem	NC	$ 2,085	05/08/23	4.81%
04/18/18	Industrial	Huttig Building Products	Portland	ME	$ 5,650	08/01/31	4.55%
02/23/18[1]	Retail	Petco	Selden	NY	$ 2,700	03/05/28	4.38%
02/08/18	Industrial	Dufresne Spencer Group Holdings	Memphis	TN	$ 5,200	03/01/28	4.35%
08/11/17	Industrial	Saddle Creek Logistics	Scranton	PA	$ 7,200	08/10/42	3.75%
07/10/17	Industrial	Power Distributors / Keystone Automotive	Des Moines	IA	$ 8,820	08/01/27	3.61%
05/25/17	Industrial	Forbo	Charlotte	NC	$ 5,190	06/01/27	3.72%
12/12/16[1]	Industrial	Ferguson Enterprises, Inc.	Baltimore	MD	$21,000	01/01/27	3.75%
11/14/16	Retail	Bed Bath & Beyond	Kennesaw	GA	$ 5,525	12/01/41	3.50%
09/01/16	Industrial	Famous Footwear / Caleres	Nashville	TN	$21,288	10/01/31	3.70%
08/24/16	Industrial	The Toro Company	El Paso	TX	$15,000	09/01/22	3.50%
07/29/16	Industrial	Iron Mountain, Anixter & Softbox Systems	Greenville	SC	$ 5,850	08/01/26	4.00%
07/29/16	Industrial	Hartness Int'l, Imperial Pools & Minileit	Greenville	SC	$ 5,265	08/01/26	4.00%
06/30/16	Retail	Ross Stores, Hobby Lobby, Tuesday Morning & Mattress Firm	El Paso	TX	$11,500	07/01/26	4.00%

(1) These mortgages were extended, refinanced or modified

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◆ 23 ACQUISITION CASE STUDY - INDUSTRIAL  In March 2018, acquired a multi - tenant distribution facility via sale - leaseback in Pennsburg, PA  The 291,203 SF property is absolute net leased to Campania International, Inc. (213,459 SF) and US Tape Company, Inc. (77,744 SF)  Pennsburg is well located within Montgomery county midway between Philadelphia and Lehigh Valley  Campania International, Inc. designs, manufactures and distributes garden accessories to garden centers in the U.S. and Canada. The Company also has a growing e - commerce business.  US Tape Company, Inc. manufactures and distributes tape measures and other similar tools. This facility is their sole manufacturing site and its headquarters. Purchase Price $12,675,000 Mortgage (1) (8,238,000) Net Equity Invested $4,437,000 Year 1 Base Rent $873,609 Interest Expense – 4.65% (1) (379,292) Net Cash to OLP $494,317 Return on Equity 11.14% Campania / US Tape – Pennsburg, PA (1) Mortgage with an interest rate of 4.65% closed in July 2018

◆ 24 DISPOSITION CASE STUDY - INDUSTRIAL  In August 2004, acquired a 50% interest in a net leased manufacturing campus in South Milwaukee, WI leased to Bucyrus International, Inc. for $6.25 million. » 10 miles south of downtown Milwaukee » The 27.5 acre campus features 750,000 SF of warehouse, manufacturing and office space.  Financed the property in January 2005 for $8.1 million and refinanced the property in February 2015 pulling out $1.2 million.  In July 2011, Bucyrus International was purchased by Caterpillar Inc. for $7.6 billion.  From 2016 - 2018 the tenant phased out operations at the subject property. The tenant will vacate the property at lease expiration in January 2022.  Property was sold in July 2018 for $12.8 million , net of closing costs, resulting in a gain to OLP of $2.0 million . Purchase Price (50% interest) $ 6,250,000 Gross Sales Price (50% interest) 6,637,500 Internal Rate of Return to OLP 13.83% Caterpillar Mining – South Milwaukee, WI

◆ 25 BLEND & EXTEND CASE STUDY – L3 TECHNOLOGIES  In December 2000, acquired a 149,870 SF flex warehouse located in Hauppauge, NY for $13.65 million.  The property has been continuously occupied by L3 Technologies, Inc. (NYSE: LLL), an investment grade, $16.8 billion market company.  On May 14, 2008, sold 5 acres of excess land for $3.2 million.  By 2018, expanded the building by 51,744 SF .  Simultaneously with the expansion, the tenant extended the lease on the entire 201,614 SF building for 15 years, adjusting the annual NNN rent to $12.84/SF increasing annually by 2.5%  The total expansion cost was $7,760,00 and the return on cost of the expansion is ~10.50%. L3 Technologies, Inc. – Hauppauge, NY Proposed Loan Refinance Terms: Mortgage Amount: $26,000,000 Interest Rate: 4.40% Loan Term: 15 years Amortization: 20 Years

◆ 26  Fundamentals – focused real estate company  Disciplined track record through various economic cycles  Active net lease strategy with emphasis on industrial properties  Experienced management team  Alignment of interests through significant insider ownership SUMMARY – WHY OLP?

APPENDIX

TOP TENANTS’ PROFILES

◆ 29 HAVERTYS FURNITURE – TENANT PROFILE  Tenant: Haverty Furniture Companies, Inc. (NYSE: HVT) (Source: Tenant’s website) » Full service home furnishing retailer founded in 1885 » Public company since 1929 » 121 showrooms in 16 states in the Southern and Midwestern regions » Weathered economic cycles, from recessions to depressions to boom times » Total assets of $459 million and stockholders’ equity of $292 million at 6/30/2018  Represents 6.8% of contractual rental income Haverty – Cedar Park, TX (Austin MSA)  11 properties aggregating 611,930 SF – Duluth (Atlanta), GA – Fayetteville (Atlanta), GA – Wichita, KS – Lexington, KY – Bluffton (Hilton Head), SC – Amarillo, TX – Cedar Park (Austin), TX – Tyler, TX – Richmond, VA – Newport News, VA – Virginia Beach, VA  Properties subject to a unitary lease which expires in 2022  Rent per square foot on the portfolio is $7.91

◆ 30 LA FITNESS – TENANT PROFILE  Tenant: LA Fitness International LLC (Source: Tenant’s website) » Currently operates over 700 clubs in 21 states » Founded in 1984 and is headquartered in Irvine, CA  3 properties represents 4.4% of contractual rental income and 141,663 SF % of Contractual Rental Income – Secaucus, NJ: 1.9% – Tucker, GA: 1.4% – Hamilton, OH: 1.1% LA Fitness – Secaucus, NJ  Representative: LA Fitness – Secaucus, NJ » Location: 485 Harmon Meadow Blvd, Secaucus, NJ ; 4 miles west of Manhattan – Features 2 million SF of office space, 7 hotels and over 1 million SF of retail space » Building: 44,863 SF on 1.23 acres of land » 3 Mile Demographics (Source: Applied Geographic Solutions 4/2018) – Population: 304,815 – Daytime Population: 190,054 (within a 3 mile radius) – Average HH income: $96,352 » Lease expires February 28, 2025

◆ 31 NORTHERN TOOL & EQUIPMENT – TENANT PROFILE  Tenant: Northern Tool & Equipment (Source: Tenant’s website) » Distributor and retailer of industrial grade and personal use power tools and equipment » 100 retail stores in the U.S. » Acquired The Sportsman’s Guide and The Golf Warehouse to sell outdoor sports and leisure goods through their distribution chain » Class A, 30’ clearance building is situated 18 miles south of downtown Charlotte, NC off Interstate - 77  Represents 4.0% of contractual rental income Northern Tool & Equipment – Fort Mill, SC  Location: 1850 Banks Road, Fort Mill, SC » Building: 701,595 SF on 40.0 acres of land » 3 Mile Demographics (Source: Applied Geographic Solutions 4/2018) – Population: 25,994 – Average HH income: $76,093 » Lease expires April 30, 2029

◆ 32 REGAL ENTERTAINMENT GROUP – TENANT PROFILE  Tenant: Regal Entertainment Group (Source: Tenant’s website) » On February 27, 2018 Cineworld (LSE: CINE) acquired Regal Entertainment Group for $3.6 billion, making it the second largest global cinema exhibitor behind AMC » 7,322 screens and 560 theaters in America » $3.9 billion market cap (as of 8/16/2018) Regal Cinemas (d/b/a United Artists) – Indianapolis, IN  3 locations represents 3.4% of contractual rental income and 150,250 SF % of Contractual Rental Income – Indianapolis, IN: 1.0% – Manahawkin, NJ (1) : 0.3% – Greensboro, NC: 2.1% Sample Regal Luxury Seating Conversion (1) Represents one tenant at a multi - tenant shopping center

◆ 33 FERGUSON ENTERPRISES – TENANT PROFILE  Tenant: Ferguson Enterprises, Inc. (Source: Tenant’s website) » Ferguson is an international industrial supply & distribution company. One of the largest United States distributors of plumbing supplies, pipes, valves and fittings. » Ferguson is a large and profitable United States operating subsidiary of Ferguson PLC (LON:FERG) with a $14.1 billion market cap (as of 8/16/2018). » Represents 3.3% of contractual rental income Ferguson Enterprises – Baltimore, MD  Location: 4501 Hollins Ferry Rd, Baltimore, MD » Building: 367,000 SF on 28.0 acres of land » 3 Mile Demographics (Source: Applied Geographic Solutions 4/2018) – Population: 86,150 – Average HH income: $73,222 » Lease expires July 31, 2027

GAAP RECONCILIATION

GAAP RECONCILIATION

ONE LIBERTY PROPERTIES, INC.

The following table provides a reconciliation of net income per share of common stock (on a diluted basis) in accordance with GAAP to FFO and AFFO

	Six Months Ended June 30,	Years Ended December 31,			
	2018	2017	2016	2015	2014
GAAP net income attributable to One Liberty Properties, Inc.	**$ 0.53**	**$ 1.28**	**$ 1.39**	**$ 1.22**	**$ 1.37**
Add: depreciation & amortization of properties	0.54	1.12	1.02	0.98	0.90
Add: our share of depreciation & amortization of unconsolidated JVs	0.02	0.05	0.05	0.04	0.02
Add: impairment loss	-	0.01	-	-	0.07
Add: amortization of deferred leasing costs	0.01	0.02	0.02	0.02	0.01
Add: Federal excise tax relating to gain on sale	-	-	-	0.01	0.02
Deduct: gain on sale of real estate	(0.13)	(0.53)	(0.57)	(0.32)	(0.63)
Deduct: purchase price fair value adjustment	-	-	-	(0.06)	-
Adjustments for non-controlling interests	0.04	(0.01)	(0.01)	0.08	(0.01)
NAREIT funds from operations per share of common stock	**$ 1.01**	**$ 1.94**	**$ 1.90**	**$ 1.97**	**$ 1.75**
Deduct: straight-line rent accruals & amortization of lease intangibles	(0.05)	(0.07)	(0.16)	(0.10)	(0.10)
Deduct: lease termination fee income	-	-	-	(0.17)	(0.08)
Add: amortization of restricted stock compensation	0.09	0.17	0.17	0.14	0.11
Add: prepayment costs on debt	-	-	0.03	0.03	0.10
Add: amortization & write-off of deferred financing costs	0.02	0.05	0.05	0.06	0.06
Adjustments for non-controlling interests	-	-	-	(0.01)	-
Adjusted funds from operations per share of common stock	**$ 1.07**	**$ 2.09**	**$ 1.99**	**$ 1.92**	**$ 1.84**

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